USAA Money Market Fund

Supplement dated January 23, 2023,

to the Summary Prospectus and Prospectus each dated December 1, 2022

Effective January 23, 2023, Andrew Hattman will no longer co-manage the USAA Money Market Fund (the "Fund"). Douglas J. Rollwitz will be listed as a portfolio manager to the Fund.

The following disclosure replaces the section titled "Management of the Fund – Portfolio Managers" of the Summary Prospectus and Prospectus.

Portfolio Managers
	Title	Tenure with the Fund
Cody Perkins, CFA	Senior Portfolio Manager	Since 2018
Douglas J. Rollwitz, CFA, CPA	Portfolio Manager	Since January 2023

The disclosure referencing Andrew Hattman under "Portfolio Management" on page 13 of the Prospectus is deleted and replaced with the following:

Douglas J. Rollwitz, CFA, CPA, Victory Capital Portfolio Manager-USAA Investments, a Victory Capital Investment Franchise, has co-managed the Fund since January 2023. Mr. Rollwitz has 23 years of investment management experience, including 19 years with AMCO, which was acquired by the Adviser's parent company in 2019. Education: B.B.A., University of Texas at San Antonio; M.B.A., University of Texas at Arlington. He holds the CFA designation and is a member of the CFA Institute and the San Antonio Financial Analysts Society.

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.